Exhibit 99.2

EXECUTION VERSION

GUARANTY

THIS GUARANTY dated as of February 11, 2014, (as amended, supplemented and otherwise modified from time to time, this “Guaranty”), is made by AG MIT, LLC, a Delaware limited liability company (“AG MIT”), and AG Mortgage Investment Trust, Inc., a Maryland corporation (“AG REIT” and jointly and severally with AG MIT, the “Guarantors” and individually, each a “Guarantor”) in favor of Wells Fargo Bank, National Association (“Buyer”), and is effective as of February 18, 2014.

RECITALS

A. Pursuant to that certain Master Repurchase Agreement and Securities Contract, dated as of February 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”), by and between AG MIT WFB1 2014 LLC, a Delaware limited liability company (“Seller”) and Buyer, Buyer has agreed to purchase certain assets (as more particularly defined in the Master Repurchase Agreement, the “Assets”) from Seller and Seller has agreed to repurchase such Assets upon the terms and subject to the conditions set forth therein.

B. The Guarantors are receiving a benefit either directly or indirectly from the Seller for entering into this Guaranty. AG MIT is the managing member of Seller. It is a condition precedent, among others, to the obligation of the Buyer to enter into Transactions under the Master Repurchase Agreement that Guarantors shall have executed and delivered this Guaranty to the Buyer.

C. It is a condition precedent to the obligations of Buyer to purchase the Assets from Seller under the Master Repurchase Agreement that Guarantors shall have executed and delivered this Guaranty to Buyer.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Guarantors hereto hereby agree as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Master Repurchase Agreement.

“ERISA Affiliate”: Any entity, whether or not incorporated, that is a member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Code of which the relevant Guarantor is a member.

“Expiration Date”: Shall have the meaning set forth in Section 2(c) hereof.

“Guaranty Obligations” shall have the meaning set forth in Section 2(a) hereof.

“Multiemployer Plan”: A multiemployer plan as defined in Section 4001(a)(3) of ERISA as to which either Guarantor or any ERISA Affiliate has made during the preceding five years, or is required to make contributions or has any actual or potential liability.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Guaranty.

(a) Each Guarantor hereby unconditionally and irrevocably guarantees to Buyer and its successors, indorsees, transferees and assigns the punctual performance and payment when due of all obligations or liabilities of Seller to Buyer for the Repurchase Obligations and any actual loss, damage, cost, expense, liability, claim or other obligation incurred by Buyer (including attorneys’ fees and costs reasonably incurred) (collectively, the “Guaranty Obligations”).

(b) Notwithstanding the foregoing, each Guarantor further agrees to pay any and all reasonable, documented expenses (including, without limitation, all reasonable fees, expenses and disbursements of counsel) which may be paid or actually incurred by Buyer in enforcing any rights with respect to, or collecting against, such Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Repurchase Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Repurchase Obligations.

(c) No payment or payments made by Seller or any other Person or received or collected by Buyer from Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranty Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantors hereunder. Guarantors shall remain jointly and severally liable for the Guaranty Obligations until the Guaranty Obligations are satisfied and paid in full and the Master Repurchase Agreement and the other Repurchase Documents are terminated (such date, the “Expiration Date”), notwithstanding any payment or payments referred to in the foregoing sentence other than payments made by a Guarantor in respect of the Guaranty Obligations or payments received or collected from a Guarantor in respect of the Guaranty Obligations.

(d) Guarantors agree that whenever, at any time, or from time to time, it shall make any payment to Buyer on account of its liability hereunder, it will notify Buyer in writing that such payment is made under this Guaranty for such purpose.

3. Representations and Warranties of Guarantors. Each Guarantor hereby represents and warrants, on and as of the date of this Guaranty, and at all until the Repurchase Obligations are paid in full and the Repurchase Documents are terminated with respect to itself:

(a) Guarantor. It has been duly organized and validly exists in good standing under the laws of the jurisdiction of its formation. It (i) has all requisite power, authority, legal right, licenses and franchises, (ii) is duly qualified to do business in all jurisdictions necessary, and (iii) has been duly authorized by all necessary action, to (A) own, lease and operate its properties and assets, (B) conduct its business as presently conducted, and (C) execute, deliver and perform its obligations under this Guaranty. Guarantor’s exact legal name is set forth in the preamble and signature pages of this Guaranty.

(b) Guaranty. It has duly executed and delivered this Guaranty and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity. Its execution, delivery and performance of this Guaranty does not and will not conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under, any (x) Governing Document, Indebtedness, Guarantee Obligation or Contractual Obligation applicable to it or any of its properties or assets, (y) Requirements of Law, or (z) approval, consent, judgment, decree, order or demand of any

Governmental Authority. All approvals, authorizations, consents, orders, filings, notices or other actions of any Person or Governmental Authority required for its execution, delivery and performance of this Guaranty have been obtained, effected, waived or given and are in full force and effect. There is no litigation, proceeding or administrative action pending or, to its Knowledge threatened, against it before any Governmental Authority (1) asserting the invalidity of this Guaranty, (2) seeking to prevent the consummation of any Transaction, or (3) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(c) Solvency; Fraudulent Conveyance. It is not nor has ever been the subject of an Insolvency Proceeding. It is Solvent and the transactions contemplated hereby will not render it not Solvent. It has adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. It is generally able to pay, and as of the date hereof is paying, its debts as they come due. It is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of itself or any of its assets.

(d) Compliance with Law. It has complied in all respects with all Requirements of Law that are applicable to Guarantor. Neither it nor any Affiliate thereof (i) is an “enemy” or an “ally of the enemy” as defined in the Trading with the Enemy Act of 1917, (ii) is in violation of any Anti-Terrorism Laws, (iii) is a blocked person described in Section 1 of Executive Order 13224 or to its Knowledge engages in any dealings or transactions or is otherwise associated with any such blocked person, (iv) is in violation of any country or list based economic and trade sanction administered and enforced by the Office of Foreign Assets Control, (v) is a Sanctioned Entity, (vi) has more than 10% of its assets located in Sanctioned Entities, (vii) derives more than 10% of its operating income from investments in or transactions with Sanctioned Entities. Guarantor is not (1) a “broker” or “dealer” as defined in, or could be subject to a liquidation proceeding under, the Securities Investor Protection Act of 1970, or (2) subject to regulation by any Governmental Authority limiting its ability to incur the Guaranty Obligations. Guarantor is in compliance with the Foreign Corrupt Practices Act of 1977 and any foreign counterpart thereto. It has not made, offered, promised or authorized a payment of money or anything else of value (A) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (B) to any foreign official, foreign political party, party official or candidate for foreign political office, or (C) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to it, any of its Affiliates or any other Person, in violation of the Foreign Corrupt Practices Act.

(e) True and Complete Disclosure. The information, reports, certificates, documents, financial statements, operating statements, forecasts, books, records, files, exhibits and schedules furnished by or on behalf of it to Buyer in connection with this Guaranty and the Repurchase Documents, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of it to Buyer in connection with this Guaranty and the Repurchase Documents will be true, correct and complete in all material respects, or in the case of projections will be based on reasonable estimates prepared and presented in good faith, on the date as of which such information is stated or certified.

(f) No Material Adverse Effect. It has no Knowledge of any actual or prospective development, event or other fact that could reasonably be expected to have a Material Adverse Effect. No Internal Control Event has occurred with respect to it.

(g) Investment Company. It is not an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act.

(h) Location of Books and Records. The location where it keeps its books and records is its chief executive office.

(i) Agreements. It is not a party to any agreement, instrument, or indenture or subject to any restriction that could reasonably be expected to have a Material Adverse Effect on the performance, observance or fulfillment of its Guaranty Obligations. Guarantor is not in default under any agreement, instrument, or indenture which default could reasonably be expected to have a Material Adverse Effect with respect to it.

(j) Taxes. It has filed all required federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes (including mortgage recording taxes), assessments, fees, and other governmental charges payable by it, or with respect to any of its properties or assets, which have become due, and income or franchise taxes have been paid or are being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserves have been established in accordance with GAAP. It has paid, or has provided adequate reserves for the payment of, all such taxes for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit or claim relating to any such taxes now pending or, to its Knowledge, threatened by any Governmental Authority which is not being contested in good faith as provided above.

(k) Master Repurchase Agreement. It has received and reviewed copies of the Master Repurchase Agreement.

(l) Compliance with ERISA. Neither it nor any ERISA Affiliate has, at any time, established, sponsored, contributed to or had any obligation to contribute to any Plan or Multiemployer Plan and there are no circumstances under which either it or any ERISA Affiliate could reasonably be expected to have any liability or obligations with respect to any Plan or Multiemployer Plan. To the extent it provides medical or health benefits to former employees as required by the Consolidated Omnibus Budget Reconciliation Act, as amended, or similar state or local law (collectively, “COBRA”), it does so at no cost to the employer. None of its assets are deemed to be plan assets within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA

(m) Benefits to Guarantor. It has a direct or indirect and substantial economic interest in Seller and expects to derive substantial benefits from the transactions of the Seller under the Master Repurchase Agreement. It is entering into this Guaranty for legitimate business purposes and reasonably believes that its guaranty of the Guaranty Obligations is in its best interests.

4. Covenants of Guarantors. Each Guarantor hereby covenants and agrees that, with respect to itself:

(a) Financial Information. From time to time, it shall deliver to Buyer such information regarding its financial condition, operations, or business as required by the Master Repurchase Agreement.

(b) Existence; Governing Documents; Conduct of Business. It shall (i) preserve and maintain its legal existence, (ii) qualify and remain qualified in good standing in each jurisdiction where the failure to be so qualified would have a Material Adverse Effect and (iii) comply with its Governing Documents. It shall maintain and preserve all of its material rights, privileges, licenses and franchises necessary for the operation of its business. It shall comply in all material respects with all Requirements of Law. It shall not change its name or move the location of its principal place of business or chief executive office from its respective location as of the date hereof unless it has given at least thirty (30) days prior notice to Buyer.

(c) Litigation. At all times during the term of this Guaranty, it shall immediately notify Buyer of the occurrence of any of the following of which it has Knowledge: the commencement of, settlement of or material judgment in any litigation, action, suit, arbitration, administrative action or other legal or arbitrable proceedings affecting it or affecting any of its property by or before any Governmental Authority that (A) would have a material adverse effect on Buyer’s rights under this Guaranty or the furtherance of the purposes of this Guaranty, (B) questions or challenges the validity or enforceability of this Guaranty or of Buyer’s rights or claims thereunder, or (C) individually or in the aggregate, if adversely determined, could reasonably be likely to have a Material Adverse Effect; and in each such case, such notice shall set forth the details of such occurrence and any action it has taken or proposes to take with respect thereto.

(d) Prohibition of Fundamental Changes. It shall not (i) enter into a merger or consolidation unless it is the surviving entity, (ii) liquidate, wind up or dissolve, (iii) sell all or substantially all of its assets or properties as part of a liquidation, winding up or dissolution of its business, or (iv), without prior written notice to Buyer, permit any changes in the ownership of Seller.

(e) Bankruptcy. It shall not file or cause to be filed with respect to Seller a voluntary petition in bankruptcy to seek relief for such Seller under any provision of any bankruptcy, reorganization, moratorium, delinquency, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or subsequently in effect, or consent to the filing of any petition against such Seller under any such law, or (except at Buyer’s request) consent to the appointment of or taking possession by a custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official for such Seller or of all or any part of its property, or make (except at Buyer’s request) an assignment for the benefit of such Seller’s creditors.

(f) ERISA. It shall immediately notify Buyer of the occurrence of any of the following of which it has Knowledge, together with a certificate of a Responsible Officer of it setting forth details of such occurrence and any action it has taken or proposes to take with respect thereto: adoption by it or any ERISA Affiliate of any Plan, including any Plan that is subject to Title IV of ERISA or execution of a collective bargaining agreement that requires it or the ERISA Affiliate to make contributions to a Multiemployer Plan, and at any time thereafter (1) notice of any Reportable Event or failure to meet the minimum funding standard of Section 412 of the Code or Sections 302 or 303 of ERISA, including the failure to make on or before its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA, or any request for a waiver under Section 412(c) of the Code for any Plan; (2) a notice of intent to terminate any Plan or any action taken by it or an ERISA Affiliate to terminate any Plan or the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by it or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan; (3) the complete or partial withdrawal from a Multiemployer Plan by it or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by it or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA or the institution of a proceeding by a fiduciary of any Multiemployer Plan against it or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; (4) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code, would result in the loss of tax-exempt status of the trust of which such Plan is a part; (5) the occurrence of any noncompliance event with respect to any Plan that could reasonably be expected to result in any material obligation or liability to it or ERISA Affiliate; and (6) the assets of it are treated as, or it becomes aware that its assets will be treated as “plan assets” under 29 C.F.R. 2510.3-101 as amended by Section 3(42) of ERISA.

(g) Use of Employee Plan Assets. It will not use “plan assets” within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA in any transaction contemplated hereunder.

5. No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Buyer or any of its Affiliates, Guarantors shall not be entitled to be subrogated to any of the rights of Buyer against Seller or any collateral security or Guarantee Obligation or right of offset held by Buyer for the payment of the Guaranty Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Seller in respect of payments made by such Guarantor hereunder, until all amounts owing to Buyer by such Seller on account of the Guaranty Obligations are paid and satisfied in full and the Master Repurchase Agreement is terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranty Obligations shall not have been paid and satisfied in full, such amount shall be held by such Guarantor in trust for Buyer, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Buyer in the exact form received by such Guarantor (duly indorsed by such Guarantor to Buyer, if required), to be applied against the Guaranty Obligations, whether matured or unmatured, in such order as Buyer may determine.

6. Amendments, Etc. with Respect to the Guaranty Obligations. Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantors and without notice to or further assent by Guarantors, any demand for payment of any of the Guaranty Obligations made by Buyer may be rescinded by Buyer and any of the Guaranty Obligations continued, and the Guaranty Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or Guarantee Obligation therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, terminated, waived, surrendered or released by Buyer, and the Master Repurchase Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Buyer may deem advisable from time to time, and any collateral security, Guarantee Obligation or right of offset at any time held by Buyer for the payment of the Guaranty Obligations may be sold, exchanged, waived, surrendered or released. Buyer shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Guaranty Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against any Guarantor, Buyer may, but shall be under no obligation to, make a similar demand on Seller and any failure by Buyer to make any such demand or to collect any payments from Seller or any release of Seller shall not relieve Guarantors of their obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Guarantors. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

7. Waiver of Rights. Except as otherwise expressly provided herein, each Guarantor waives any and all notice of any kind including, without limitation, notice of the creation, renewal, extension or accrual of any of the Guaranty Obligations, and notice of or proof of reliance by Buyer upon this Guaranty or acceptance of this Guaranty; the Guaranty Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between Seller and any Guarantor, on the one hand, and Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller with respect to the Repurchase Obligations or the Guaranty Obligations, respectively. In addition, each Guarantor waives any requirement that Buyer first exhaust any right, power or remedy or proceed against Seller before exercising its rights against Guarantor hereunder.

8. Guaranty Absolute and Unconditional. Each Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional Guarantee Obligation of the full and punctual payment and performance of the Guaranty Obligations (and not of their collectibility only), and is in no way conditioned upon any requirement that Buyer first attempt to collect any of the Guaranty Obligations from Seller, without regard to (a) the validity, regularity or enforceability of the Master Repurchase Agreement or any other Repurchase Document, any of the Guaranty Obligations therefor or Guarantee Obligation or right of offset with respect thereto at any time or from time to time held by Buyer, (b) any defense, set-off, deduction, abatement, recoupment, reduction or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Seller against Buyer, or (c) any other circumstance whatsoever (with or without notice to or Knowledge of Seller or Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Guarantor from this Guaranty, in bankruptcy or in any other instance. When making a demand hereunder or pursuing its rights and remedies hereunder against Guarantors, Buyer may, but shall be under no obligation to, make a similar demand on Seller or pursue such rights, powers, privileges and remedies as it may have against Seller or any other Person or any right of offset with respect thereto, and any failure by Buyer to make any such demand or pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to exercise any such right of offset, or any release of Seller or any such other Person or right of offset, shall not relieve Guarantors of any obligations or liability hereunder, and shall not impair or affect the rights, powers, privileges and remedies, whether express, implied or available as a matter of law or equity, of Buyer against Guarantors. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and the successors and assigns thereof, and shall inure to the benefit of Buyer, and its successors, indorsees, transferees and assigns, until all the Repurchase Obligations and the Guaranty Obligations of Guarantors under this Guaranty shall have been satisfied by performance and payment in full and the Expiration Date shall have occurred.

9. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranty Obligations is rescinded or must otherwise be restored or returned by Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

10. Payments. Payments hereunder shall be made to Buyer without deduction, abatement, recoupment, reduction, set-off or counterclaim, in U.S. Dollars and in accordance with the wiring instructions of Buyer.

11. Notices. Any and all notices statements, demands or other communications hereunder may be given (i) by Buyer to Guarantors by mail, facsimile, messenger, email or otherwise to the address specified at the “Address for Notices” specified on the signature page, or so sent to Guarantor at any other place specified in a notice of change of address hereafter received by Buyer, and (ii) by Guarantor to the Buyer at the address set forth below or to the email address set forth below. All notices, demands and requests hereunder may be made orally, but if made orally must be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

Wells Fargo Bank, N.A.

Duke Energy Center

550 S. Tryon Street, 5th Floor

MAC D1086-051

Charlotte, North Carolina 28202

Attention: Benjamin Peterson

Facsimile: (704) 410-0220

Telephone: (704) 410-2487

With a copy to:

Wells Fargo Bank, N.A.

Duke Energy Center

550 S. Tryon Street, 5th Floor

MAC D1086-051

Charlotte, North Carolina 28202

Attention: Andrew Riebe

Facsimile: (704) 410-0220

Telephone: (704) 410-2493

12. Entire Agreement; Severability. This Guaranty shall supersede any existing agreements between Buyer and Guarantors containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement

13. Integration. This Guaranty represents the agreement of Guarantors with respect to the subject matter hereof and thereof and there are no promises or representations by Buyer relative to the subject matter hereof or thereof not reflected herein or therein.

14. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantors and Buyer; provided that any provision of this Guaranty may be waived in writing by Buyer.

(b) Buyer shall not be deemed by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right, power, privilege or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Buyer, any right, power, remedy or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, remedy or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Buyer of any right, power, privilege or remedy hereunder on any one occasion shall not be construed as a bar to any right, power, privilege or remedy which Buyer would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

15. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16. Successors and Assigns. This Guaranty shall be binding upon the successors and permitted assigns of any Guarantor and shall inure to the benefit of Buyer and its successors and assigns. This Guaranty may not be assigned by any Guarantor without the express written consent of Buyer in its sole discretion and any attempt to assign or transfer this Guaranty without such consent shall be null and void and of no effect whatsoever.

17. Governing Law. THIS GUARANTY AND ANY CLAIM, DISPUTE OR CONTROVERSY ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS GUARANTY, THE RELATIONSHIP AMONG GUARANTORS AND BUYER, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE BUYER AND GUARANTORS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN.

18. Consent To Jurisdiction And Venue; Service Of Process. Each Guarantor irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each Guarantor irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such State court or, to the fullest extent permitted by applicable law, in such Federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that Buyer may otherwise have to bring any action or proceeding arising out of or relating to this Guaranty against any Guarantor or its properties in the courts of any jurisdiction. Each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by Requirements of Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty in any court referred to above, and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Guaranty will affect the right of Buyer or any Guarantor to serve process in any other manner permitted by applicable law.

19. Waivers; Waiver of Jury Trial.

(a) TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE BETWEEN BUYER AND GUARANTORS, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH OR RELATED TO THIS GUARANTY, ANY DEALINGS OR COURSE OF CONDUCT BETWEEN BUYER OR GUARANTORS, OR ANY STATEMENTS (WRITTEN OR ORAL) OR OTHER ACTIONS OF BUYER OR GUARANTORS. NO GUARANTOR WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

(b) TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO CLAIM OR RECOVER IN ANY LITIGATION WHATSOEVER INVOLVING ANY INDEMNIFIED PERSON, ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, WHETHER SUCH WAIVED DAMAGES ARE BASED ON STATUTE, CONTRACT, TORT, COMMON LAW OR ANY OTHER LEGAL THEORY, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN AND REGARDLESS OF THE FORM OF THE CLAIM OF ACTION, EXCEPT TO THE EXTENT ANY SUCH CLAIM OR ACTION INVOLVES GROSS NEGLIGENCE, RECKLESS DISREGARD, WILLFUL OR WANTON MISCONDUCT, FAILURE TO EXERCISE REASONABLE CARE OR FAILURE TO ACT IN GOOD FAITH ON THE PART OF BUYER. NO INDEMNIFIED PERSON SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS GUARANTY.

(c) EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BUYER OR AN INDEMNIFIED PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BUYER OR AN INDEMNIFIED PERSON WOULD NOT SEEK TO ENFORCE ANY OF THE WAIVERS IN THIS SECTION 19 IN THE EVENT OF LITIGATION OR OTHER CIRCUMSTANCES. THE SCOPE OF SUCH WAIVERS IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, REGARDLESS OF THEIR LEGAL THEORY.

(d) EACH GUARANTOR ACKNOWLEDGES THAT THE WAIVERS IN THIS SECTION 19 ARE A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON SUCH WAIVERS IN ENTERING INTO THIS GUARANTY, AND THAT IT WILL CONTINUE TO RELY ON SUCH WAIVERS IN ITS RELATED FUTURE DEALINGS. EACH GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED SUCH WAIVERS WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL AND OTHER RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(e) THE WAIVERS IN THIS SECTION 19 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS THIS GUARANTY. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(f) THE PROVISIONS OF THIS SECTION 19 SHALL SURVIVE TERMINATION OF THIS GUARANTY AND THE INDEFEASIBLE PAYMENT IN FULL OF THE GUARANTY OBLIGATIONS.

20. Setoff. Upon the occurrence and during the continuance of any failure by any Guarantor to timely perform any of its Guaranty Obligations as set forth herein, Buyer is hereby irrevocably authorized at any time and from time to time without notice to Guarantors, any such notice being hereby waived by Guarantors, to set off and appropriate and apply any and all monies and other property of any Guarantor, deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Buyer of any Affiliate thereof to or for the credit or the account of any Guarantor, or any part thereof in such amounts as Buyer may elect, on account of the liabilities of any Guarantor hereunder and claims of every nature and description of Buyer against any Guarantor, in any currency, whether arising hereunder, under the Master Repurchase Agreement or otherwise, as Buyer may elect, whether or not Buyer has made any demand for payment and although such liabilities and claims may be contingent or unmatured. Buyer shall notify Guarantors of any such set-off and the application made by Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Buyer under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Buyer may have. Upon the occurrence and during the continuance of any failure by any Guarantor in the performance of any obligations hereunder, Buyer shall have the right to cause liquidation, termination or acceleration to the extent of any assets pledged by Guarantors to secure its obligations hereunder or under any other agreement to which this Section 20 applies.

21. Electronic Signatures and Notices. Buyer and Guarantors agree that this Guaranty, any documents to be delivered pursuant to this Guaranty and any notices hereunder may be transmitted between them by email and/or facsimile. Buyer and Guarantors intend that faxed signatures and electronically imaged signatures such as ..pdf files shall constitute original signatures and are binding on all parties.

22. Intent. The parties intend and acknowledge that this Guaranty, as it relates to the Master Repurchase Agreement, is an “agreement providing for the exercise of rights, including rights of netting, setoff … in connection with” a “securities contract” as such terms are used in Sections 101(38A)(A) and 561 of the Bankruptcy Code, and that any right described herein to cause the termination, liquidation or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty, is in each case a contractual right to cause the termination, liquidation, or acceleration of, or to offset net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty, as described in Sections 555 and 561 of the Bankruptcy Code.

23. Agents. Buyer may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by them in good faith.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Guarantors have caused this Guaranty to be duly executed and delivered as of the day and year first above written.

AG MIT, LLC, as Guarantor

By:	AG Mortgage Investment Trust, Inc.,
its sole member

By:	/s/ Allan Krinsman
Name:	Allan Krinsman
Title:	General Counsel

Address for Notices:

AG MIT, LLC

245 Park Avenue, 26th Floor

New York, NY 10167

Attn: General Counsel

Telephone: 212-692-2000

Facsimile: 212-867-9328

Email: AKrinsman@angelogordon.com

AG MORTGAGE INVESTMENT TRUST, INC.,
as Guarantor

By:	/s/ Allan Krinsman
Name:	Allan Krinsman
Title:	General Counsel

Address for Notices:

AG Mortgage Investment Trust, Inc.

245 Park Avenue, 26th Floor

New York, NY 10167

Attn: General Counsel

Telephone: 212-692-2000

Facsimile: 212-867-9328

Email: AKrinsman@angelogordon.com

Guaranty — Wells Fargo/Angelo Gordon